UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. ______)

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

BOISE CASCADE COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Ci) Boise Cascade BOISE CASCADE COMPANY 1111 WEST JEFFERSON STREET SUITE 300 BOISE, ID 83702-5389 Your Vote Counts! BOISE CASCADE COMPANY 2024 Annual Meeting Vote by May 01, 2024 11 :59 PM ET You invested in BOISE CASCADE COMPANY and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 02, 2024. Get informed before you vote View the Notice & Proxy Statement, Annual Report/Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 18, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a ~I number *Please check the meeting materials for any special requirements for meeting attendance. Virtually at: Vote Virtually at the Meeting* May 02, 2024 9:30 AM MDT www.virtualshareholdermeeting.com/BCC2024

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1 . Election of Directors Nominees: 1 a. Thomas Carlile 1 b. Steven Cooper 1 C. Craig Dawson 1 d. Karen Gowland 1 e. David Hannah 1 f. Amy Humphreys 1 g. Nate Jorgensen 1 h. Kristopher Matula 1 i. Duane McDougall 1 j. Christopher McGowan 1 k. Sue Taylor 2. Advisory vote approving the Company's executive compensation. 3. To ratify the appointment of KPMG as the Company's external auditors for the year ending December 31, 2024. Board Recommends 0 For 0 For 0 For 0 For 0 For 0 For 0 For 0 For 0 For 0 For 0 For 0 For 0 For NOTE: THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".